SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 8, 2006

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation

5005 E. McDowell Road

Phoenix, Arizona 85008

(Address of principal executive offices) (Zip Code)

(Registrant’s telephone number, including area code: (602) 244-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

In May 2006, the Company announced a change in its organizational structure and as such has revised its segment reporting under SFAS No. 131 to reflect its new reporting segments. These new segments consist of: automotive and power regulation, computing, digital and consumer, standard products and manufacturing services, and the Company began reporting on this basis in its Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2006. Each of the Company’s major product lines has been examined and each product line has been assigned to a segment, as illustrated in the table below, based on the Company’s operating strategy. Because many products are sold into different end markets, the total revenue reported for a segment is not indicative of actual sales in the end market associated with that segment, but rather is the sum of the revenue from the product lines assigned to that segment. The Company’s manufacturing services, in which the Company manufactures parts for other semiconductor companies, principally in the newly acquired Gresham, Oregon facility, are reported in the manufacturing services segment. These segments represent the Company’s view of the business and as such are used to evaluate progress of major incentives.

Automotive & Power Regulation	Computing Products	Digital & Consumer Products	Standard Products	Manufacturing Services
AC-DC Conversion	Low & Medium MOSFET	Analog Switches	Bipolar Power	Manufacturing Services
Analog Automotive	Power Switching	Filters	Thyristor
DC-DC Conversion	Signal & Interface	Low Voltage	Small Signal
Rectifier		App. Specific Int. Power	Zener
High Voltage MOSFET			Protection
LDO & Vregs			High Frequency Standard Logic

The Company is filing this Current Report on Form 8-K in order to retrospectively adjust, as required, the information contained in its Annual Report on Form 10-K for the year ended December 31, 2005 (the “2005 10-K”) to conform to the new presentation of its reportable segments presented in its 2006 Form 10-Q’s beginning with the third quarter of 2006. This retrospective adjustment is found in Exhibits 99.1, 99.2, 99.3 and 99.4 to this Current Report and only affects the following items that were contained in our 2005 10-K:

-Item 1. Business

-Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

-Item 8. Financial Statements and Supplementary Data

-Item 15. Exhibits and Financial Statement Schedules

The financial information contained in this Current Report is presented as of December 31, 2005, and except as indicated above, no information contained in the 2005 10-K has been updated to reflect financial results subsequent to that date or any other changes since the date of the 2005 10-K.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Item 1 of Form 10-K for the fiscal year ended December 31, 2005: Business

99.2	Item 7 of Form 10-K for the fiscal year ended December 31, 2005: Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 8 of Form 10-K for the fiscal year ended December 31, 2005: Financial Statements and Supplementary Data

99.4	Item 15 of Form 10-K for the fiscal year ended December 31, 2005: Exhibits and Financial Statement Schedules

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 8, 2006	ON SEMICONDUCTOR CORPORATION (Registrant)

	By:	/s/ DONALD COLVIN
Donald Colvin Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Item 1 of Form 10-K for the fiscal year ended December 31, 2005: Business

99.2	Item 7 of Form 10-K for the fiscal year ended December 31, 2005: Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.3	Item 8 of Form 10-K for the fiscal year ended December 31, 2005: Financial Statements and Supplementary Data

99.4	Item 15 of Form 10-K for the fiscal year ended December 31, 2005: Exhibits and Financial Statement Schedules

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